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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being directors and/or officers of General Electric Capital Corporation, a New York corporation (the 'Corporation'), hereby constitutes and appoints Gary C. Wendt, James A. Parke, Jeffrey S. Werner and Burton J. Kloster, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute in the name of each such person and to file (i) a Registration Statement of the Corporation on Form S-3, under the Securities Act of 1933, as amended (the '1933 Act'), with respect to $500,000,000 of Credit Support Obligations and (ii) any and all amendments and post-effective amendments to such Registration Statement as such person or persons executing the same pursuant to this Power of Attorney may approve.

     This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 23rd day of November, 1993.

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
GARY C. WENDT                                             JAMES A. PARKE
 .......................................................  ........................................................
GARY C. WENDT,                                            JAMES A. PARKE,
Chairman of the Board, President and Chief Executive      Senior Vice President, Finance and Director
Officer                                                   (Principal Financial and Accounting Officer)
(Principal Executive Officer)

JEFFREY S. WERNER                                         N.D.T. ANDREWS
 .......................................................  ........................................................
JEFFREY S. WERNER,                                        N.D.T. ANDREWS
Senior Vice President -- Corporate Treasury and Global    Director
Funding Operation
JAMES R. BUNT                                             BURTON J. KLOSTER, JR.
 .......................................................  ........................................................
JAMES R. BUNT,                                            BURTON J. KLOSTER, JR.,
DIRECTOR                                                  Director
                                                          DENIS J. NAYDEN
 .......................................................  ........................................................
MICHAEL A. CARPENTER,                                     DENIS J. NAYDEN,
Director                                                  Director
DENNIS D. DAMMERMAN                                       JOHN M. SAMUELS
 .......................................................  ........................................................
DENNIS D. DAMMERMAN,                                      JOHN M. SAMUELS,
Director                                                  Director
                                                          EDWARD D. STEWART
 .......................................................  ........................................................
PAOLO FRESCO                                              EDWARD D. STEWART,
Director                                                  Director
BENJAMIN W. HEINEMAN, JR.                                 JOHN F. WELCH, JR.
 .......................................................  ........................................................
BENJAMIN W. HEINEMAN, JR.                                 JOHN F. WELCH, JR.,
Director                                                  Director
HUGH J. MURPHY
 .......................................................
HUGH J. MURPHY
Director
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